UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 4, 2022

PowerSchool Holdings, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40684	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Parkshore Drive Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWSC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On May 4, 2022, PowerSchool Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on the following four proposals, each of which is described in detail in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2022 (the “proxy statement”).

There were 158,472,367 and 39,928,472 shares of Class A and Class B common stock outstanding, respectively (together, the “shares”) on March 11, 2022, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, 155,440,938 Class A shares and 39,928,472 Class B shares (together comprising a total of 195,369,410 shares) were represented in person or by proxy, representing approximately 98.472% of the total outstanding shares as of the Record Date, which constituted a quorum.

All nominated directors were elected and the other proposals were approved by the required shareholder vote. The final voting results with respect to each proposal are set forth in the following tables.

1.At the Annual Meeting, the vote to elect three nominees identified in the proxy statement to serve as Class I directors until the 2025 annual meeting and until their successors are duly elected and qualified, was as follows:

Nominee	For	Withheld	Broker Non-Votes

Laurence Goldberg	181,167,441	11,939,329	2,262,640
Maneet S. Saroya	181,156,857	11,949,913	2,262,640
Amy McIntosh	187,591,914	5,514,856	2,262,640

2.At the Annual Meeting, the vote to approve, by an advisory vote, to retain the classified structure of the Company’s Board of Directors, was as follows:

For	Against	Abstain	Broker Non-Votes

152,139,557	39,008,693	1,958,520	2,262,640
3.At the Annual Meeting, the vote to approve, by an advisory vote, to retain the supermajority voting standards in the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws, was as follows:

For	Against	Abstain	Broker Non-Votes

166,005,654	25,157,524	1,943,592	2,262,640

4.At the Annual Meeting, the vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, was as follows:

For	Against	Abstain	Broker Non-Votes

195,326,061	40,776	2,573	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSCHOOL HOLDINGS, INC.

Date: May 9, 2022	By:	/s/ Eric Shander
	Name:	Eric Shander
	Title:	Chief Financial Officer
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